UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2025

RECURSION PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40323	46-4099738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 S Rio Grande Street
Salt Lake City, UT 84101
(Address of principal executive offices) (Zip code)

(385) 269 - 0203
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	RXRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on July 8, 2025, Recursion Pharmaceuticals, Inc. (the “Company”), Exscientia Ventures I, Inc., an indirect wholly-owned subsidiary of the Company (“Buyer Sub”), Rallybio Corporation (“Rallybio”), and Rallybio IPB, LLC, a wholly-owned subsidiary of Rallybio (the “Seller”), entered into a Membership Interest Purchase Agreement (the “MIPA”), pursuant to which Buyer Sub acquired 50% of the issued and outstanding membership interests of RE Ventures I, LLC (“ENPP1 JV”) from the Seller in exchange for cash and shares of Class A common stock of the Company (the “Shares”) and ENPP1 JV became an indirect wholly-owned subsidiary of the Company (the “Acquisition”). On July 8, 2025, pursuant to the terms of the MIPA, the Company issued to the Seller an aggregate of 1,457,952 Shares (the “Initial Shares”).

This Amendment No. 1 to the Current report on Form 8-K (this “Amendment”) is being filed by the Company for the purpose of amending and supplementing Items 3.02, 8.01 and 9.01 of that certain Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission on July 8, 2025 (the “Original Form 8-K”). This Amendment is being filed to provide the total number of Shares issued by the Company as contingent consideration for the Acquisition (the “Contingent Shares”) and to file the opinion of Wilson Sonsini in connection with the issuance of such Shares. This Amendment does not amend any other item of the Original Form 8-K and all other information previously reported in or filed with the Original Form 8-K (including the other information in Item 3.02, 8.01, and 9.01) is hereby incorporated by reference into this Amendment.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 3.02 of the Original Form 8-K is hereby supplemented as follows:

On August 25, 2025, we initiated a GLP toxicology study and notified the Seller that the related milestone under the MIPA had been met. Pursuant to the terms of the MIPA, on August 27, 2025, the Company issued to the Seller an aggregate of 2,397,023 Contingent Shares at a per share price of $5.2148, calculated by dividing $12,500,000 by a per share price of $5.2148, which is the volume weighted average price of the Company’s Class A common stock over the seven consecutive trading days ending on (and inclusive of) August 22, 2025.

Item 8.01. Other Events.

The information set forth in Item 8.01 of the Original Form 8-K is hereby supplemented as follows:

On August 29, 2025, the Company filed a prospectus supplement dated August 29, 2025 (the “Prospectus Supplement”) and an accompanying base prospectus, which are part of Recursion’s automatic “shelf” Registration Statement on Form S-3ASR (File No. 333-284878) (the “Registration Statement”), which was previously filed on February 12, 2025 with the Securities and Exchange Commission (the “SEC”). The Prospectus Supplement was filed to register for resale 2,397,023 Shares that were issued as the Contingent Shares under the MIPA as further described in Item 3.02 above, which is incorporated herein by reference. The offering of the Shares was made pursuant to an exemption from registration under the Securities Act of 1933, as amended.

A copy of the opinion of Wilson Sonsini Goodrich & Rosati, P.C. relating to the legality of the Shares is filed herewith as Exhibit 5.2.

Item 9.01. Financial Statements and Exhibits.

The information set forth in Item 9.01 of the Original Form 8-K is hereby supplemented as follows:

(d) Exhibits

Exhibit Number	Description
5.2	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

23.2	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on August 29, 2025.

RECURSION PHARMACEUTICALS, INC.

By:	/s/ Nathan Hatfield
Nathan Hatfield
Chief Legal Officer